STEIN ROE MUTUAL FUNDS


ANNUAL REPORT
SEPTEMBER 30, 1999

Photo of: Hands holding small plant.

STEIN ROE EQUITY FUND

GROWTH INVESTOR FUND


LOGO: STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(R)

Contents
--------------------------------------------------------------------------------
From the President................................................   1

   Stephen E. Gibson's thoughts on the
   equity markets and investing

Performance Summary...............................................   3

Questions & Answers ..............................................   4

   An interview with Portfolio Managers
   David Brady and Erik Gustafson

Fund Highlights...................................................   7

Portfolio of Investments..........................................   8
   A complete list of investments with market values

Financial Statements..............................................   12

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   18

Financial Highlights..............................................   21

   Selected per-share data

Report of Independent
Accountants.......................................................   22



                Must be preceded or accompanied by a prospectus.

FROM THE PRESIDENT
--------------------------------------------------------------------------------
TO OUR SHAREHOLDERS
Five years ago fear of higher inflation and rising interest rates dominated the news. The Federal Reserve Board had raised borrowing rates. Some investors believed America's robust economy would overheat. The stock market was volatile.

   Now, at the threshold of a new century, inflation and interest rates are again at the top of Wall Street's worries. Market volatility has returned, and the returns from many large-cap growth stocks in fiscal year 1999 were modest. Stocks of mid-size and smaller companies generally lagged.

   Growth Investor Fund was launched during a difficult period for growth stocks. The Fund's total return of -5.50% for the six-month period ended September 30, 1999 was less than the return of the Fund's benchmark, the unmanaged Standard & Poor's 500 Index, a group of large-cap stocks that rose 0.37% for the period.

   We attribute the Fund's fiscal 1999 returns to its positioning in technology, telecom and consumer stocks some of which did well and some of which did not. Perhaps more than in any decade since the 1920s, advances in technology and telecommunications are revolutionizing American business. Consider that five years ago, hardly anyone used the Internet. Now it is becoming the communication tool of choice.

A PERSPECTIVE ON INTELLIGENT INVESTING
In order to broaden the distribution of Growth Investor Fund and increase its prospects for asset growth, your Fund's Board of Trustees voted to close Growth Investor Fund to new investors as of October 31, 1999. The Fund will be available for purchase through third-party intermediaries. Current shareholders and certain clients of the Advisor may invest in the Fund as described in the August 30, 1999 prospectus supplement. We believe this move will enable Stein Roe, over time to increase Growth Investor Fund's scale, potentially benefiting the Fund's shareholders.

   We're sure you'll agree that six months is far too short a period to judge the performance of an equity fund. Keep in mind that over the past 73 years, annual returns from stocks have averaged 11%, with some years of negative returns of more than 20%.* Investors should consider that such volatility is normal for growth-oriented investments. Financial advisors are often in a strong position to offer such lessons of history as they help clients build their portfolios.

   As shareholders, you can expect that Growth Investor Fund's management has a commitment

Photo of: Stephen E. Gibson

From the President
--------------------------------------------------------------------------------

to a disciplined, research intensive approach to stock selection that has the potential to help you meet your


--------------------------------------------------------------------------------
                        WE'RE SURE YOU'LL AGREE THAT SIX
                        MONTHS IS FAR TOO SHORT A PERIOD
                          TO JUDGE THE PERFORMANCE OF
                                AN EQUITY FUND.
--------------------------------------------------------------------------------


long-term investment goals. On the pages that follow, David Brady and Erik Gustafson, your Fund's portfolio managers, detail the Fund's strategy and provide an outlook for the year ahead. We encourage you to carefully review this report and visit us on the Internet at www.steinroe.com for quarterly updates on the Fund's progress.

   Sincerely,

   /s/ Stephen E. Gibson
   Stephen E. Gibson
   President
   November 15, 1999

*Source: Wiesenberger(R), based on average annual returns of the S&P 500 Index, 12/31/25 to 9/30/99.

On November 2, 1999, Stephen E. Gibson was named President of Stein Roe Mutual Funds. Mr. Gibson is President and Chief Executive Officer of Liberty Funds Group, LLC, a part of Liberty Financial Companies Inc. Liberty Financial is Stein Roe's Boston parent organization. Mr. Gibson joined Liberty Financial in 1996 and has more than 20 years of mutual fund industry experience that includes senior management positions at Putnam Investments and Kemper Corporation.

Performance Summary
--------------------------------------------------------------------------------

              SIX MONTH CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS

                                      SIX         ONE        FIVE      LIFE OF
                                    MONTHS       YEAR        YEARS    PORTFOLIO
--------------------------------------------------------------------------------
GROWTH INVESTOR FUND                 -5.50%     24.25%      24.79%      23.20%
Standard & Poor's 500 Index           0.37%     27.79%      25.03%      23.77%
Lipper Multi-Cap Growth Fund Average  4.83%     41.88%      20.86%      19.38%
Number of Funds in Peer Group          383        348         147         131

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

Growth Investor Fund commenced operations on 3/31/99. The Fund is a feeder fund in a master/feeder structure and invests all of its assets in the SR&F Growth Investor Portfolio, which has the same investment objective and policies as the Fund. The Fund's historical performance for all periods prior to 3/31/99 is the performance of Young Investor Fund, which began operating on 4/29/94 and is a separate feeder fund of the SR&F Growth Investor Portfolio. Performance for Young Investor Fund is not restated for any difference in expenses between the Fund and Young Investor Fund. Performance after 3/31/99 is the performance of Growth Investor Fund. An annual expense limit of 1.10% of net assets is in effect for the Fund; performance after 3/31/99 would have been lower without the limitation. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the Fund and is not available for direct investment.

--------------------------------------------------------------------------------
   RECENTLY LIPPER INC. CHANGED MANY MUTUAL FUND PEER GROUPS TO MORE PRECISELY MEASURE SIMILARLY MANAGED FUNDS. GROWTH INVESTOR FUND'S PEER GROUP CHANGED
                FROM "GROWTH FUNDS" TO "MULTI-CAP GROWTH FUNDS."
--------------------------------------------------------------------------------


Investment Comparison
--------------------------------------------------------------------------------
         GROWTH OF A $10,000 INVESTMENT APRIL 29, 1994 TO SEPT. 30,1999


Line chart:
          Growth Investor Fund    Lipper Multi-Cap Growth      Standard & Poor's
                                 Fund Average (131 funds)              500 Index
4/29/94                  10040                    9950.28                10163.5
9/30/94                  10660                    10395.9                10631.8
3/31/95                11544.6                    11028.3                11743.6
9/30/95                14103.4                    13129.5                13439.5
3/31/96                17576.1                    14947.7                15288.3
9/30/96                19784.9                    15266.4                16675.9
3/31/97                20160.9                    15435.7                19129.1
9/30/97                23943.7                    18674.1                22028.6
3/31/98                29239.4                    21722.4                26984.4
9/30/98                26655.2                    19874.2                26877.6
3/31/99                33625.1                      25712                32874.6
8/31/99                30954.5                    26461.3                31765.8


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. A FUND'S PERFORMANCE, ESPECIALLY FOR SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN YOUR INVESTMENT DECISION. This illustration assumes a $10,000 investment on April 29, 1994 and reinvestment of capital gains and income distributions. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the Fund and is not available for direct investment. Lipper Inc. is a monitor of mutual fund performance.

Questions & Answers
--------------------------------------------------------------------------------
DAVID BRADY AND ERIK GUSTAFSON, PORTFOLIO MANAGERS OF
GROWTH INVESTOR FUND AND SR&F GROWTH INVESTOR PORTFOLIO

   FUND FACTS
   INVESTMENT OBJECTIVE AND STRATEGY:
   Seeks to achieve long-term growth by investing in a portfolio primarily made up of common stocks and other equity securities.

   INCEPTION DATE:
   March 31, 1999

   NET ASSETS:
   $11.3 million

Q: HOW DID THE FUND PERFORM BETWEEN MARCH 31, 1999 AND SEPTEMBER 30, 1999?

GUSTAFSON: A period of market anxiety about possible higher inflation depressed the Fund's results between April and the end of September. The Fund underperformed the unmanaged S&P 500 Index and similarly managed mutual funds this past spring and summer as interest rates rose.


Q: WHAT CONTRIBUTED TO THE FUND'S PERFORMANCE?

BRADY: We held an above average weighting in technology and telecommunications stocks to participate in the growth potential of the Internet. This positioning hurt the Fund's results this past summer. Prices of some of our large-cap holdings in these two sectors dropped sharply.

   Your Fund also held midcap and small-cap stocks during fiscal 1999. The unmanaged S&P MidCap 400 Index rose 4.57% for the six months ended September 30, 1999 while the unmanaged S&P SmallCap 600 Index rose 9.83%. This was more than the S&P 500, a group of large-cap stocks that rose just 0.37% between March 31, 1999 and September 30, 1999.

GUSTAFSON: We believe that technology and telecommunications represent the fastest growing sectors of the U.S. economy, and we have weighted the portfolio to try to benefit from long-term growth and deregulation trends in these areas. In fiscal 1999, we also maintained a roughly 60%-30%-10% mix of large, midcap and small-cap companies. We feel our positioning provides the opportunity for investors to benefit from the growth potential of all segments of the market.

Photos of: Erik Gustafson, David Brady

Questions & Answers continued
--------------------------------------------------------------------------------

Q: CAN YOU BE MORE SPECIFIC ABOUT HOW THE FUND'S TECHNOLOGY HOLDINGS PERFORMED?

BRADY: During the fiscal year, your Fund held many large company stocks such as America Online and MCI WorldCom (2.1% and 2.7% of net assets, respectively) Some of these stocks' prices weakened amid concerns about product pricing.

   Certain Internet-related technology and telecommunications stocks provided strong positive returns throughout fiscal 1999. Cisco Systems, EMC Corp. and Hispanic Broadcasting were among the Fund's top performers (4.4%, 2.2% and 2.8% of net assets, respectively) this past summer.

   One technology stock we hold is Microsoft (2.8% of net assets). Its performance has been strong, and we continue to like the company. It has had a consistent record of strong earnings growth. We're excited about sales prospects for Microsoft's planned Windows 2000 operating system upgrade in the coming months.

Q: WHAT CAUSED THE STOCK MARKET TO BE SO VOLATILE SINCE MARCH?

GUSTAFSON: After one of the strongest surges in recent years from October 1998 to April 1999, the U.S. stock market treaded water. In particular, the third calendar quarter of 1999 was a period of weakness for growth stocks. Some companies' shares dropped as much as 30% after reporting earnings disappointments.

   Last autumn, investors became much more confident in corporate earnings prospects after the Federal Reserve Board (the Fed) reduced short-term interest rates. Consumer prices remained low, and international financial markets began to stabilize. U.S. economic growth was better than expected.

   However, investor perceptions began to change dramatically beginning in the late spring. Oil prices rose to $25 a barrel, GDP (gross domestic product, or the amount of goods and services made in the U.S. each year) accelerated to the point where some economists thought the economy would overheat and the Fed raised short-term interest rates. All of this put downward pressure on stock prices this past summer.


Q: CAN YOU PROVIDE SOME EXAMPLES OF STOCKS THAT WERE DISAPPOINTMENTS IN FISCAL 1999 that you believe still have the potential to do well or that you sold?

BRADY: Stocks of toy makers generally did not do well in fiscal 1999. We owned Hasbro and Mattel (1.5% and 1.9% of net assets, respectively) because we thought both companies had outstanding fundamentals. We've retained our positions because we

Questions & Answers continued
--------------------------------------------------------------------------------

believe each company's brands were well established while each has the potential to overcome the industry's current challenges, Mattel's acquisitions have disappointed investors and led to lower company profits.

GUSTAFSON: This past spring we purchased Excite@Home on the belief that it had strong potential as an Internet services provider. As larger companies such as Microsoft announced plans to move aggressively into this area, Excite@Home earnings prospects began to look less attractive, so we sold the Fund's position this past summer. Health care stocks generally did not fare well amid concerns about government plans to cover prescription drugs under the Medicare program for retirees. We sold Eli Lilly but retained the Fund's position in Johnson & Johnson (1.9% of net assets) a stock that held up well during this past summer's market volatility.


Q: IN ADDITION TO TECHNOLOGY AND TELECOMMUNICATIONS, WHAT OTHER TYPES OF STOCKS APPEAR TO HAVE ATTRACTIVE LONG-TERM INVESTMENT CHARACTERISTICS?

BRADY: We have been exploring opportunities in the financial services sector, which has had a difficult time over the past year as interest rates have risen. We believe certain companies offer good growth prospects and that interest rates, in the absence of inflation, are unlikely to move much higher from current levels.


--------------------------------------------------------------------------------
                        DURING THE PAST THREE YEARS, THE
                         EARNINGS OF TECHNOLOGY STOCKS
                        IN THE S&P 500 INDEX HAVE RISEN
                           AN AVERAGE OF 34% A YEAR.
                     SOURCE: FIRST CALL/THOMPSON FINANCIAL.
--------------------------------------------------------------------------------


   Recent government economic data have confirmed a resilient, healthy U.S. economy. Retail sales and personal income are rising. Consumer confidence is high and consumer credit trends remain positive, in our view. Looking ahead, we believe the investment environment we anticipate will unfold over the next several months - continued favorable inflation and moderate growth - will lead to a more stable interest rate environment, and this should benefit financial stocks such as Citigroup (2.3% of net assets).

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. Portfolio holdings are disclosed as a percentage of the SR&F Growth Investor Portfolio as of 9/30/99 and are subject to change. Investments in midcap and smaller companies may experience greater volatility. The unmanaged S&P 500 Index differs from the composition of any Stein Roe fund; the Index is not available for direct investment.

Fund Highlights
--------------------------------------------------------------------------------
As of September 30, 1999
                            Growth Investor Portfolio
                                TOP 10 HOLDINGS*
--------------------------------------------------------------------------------

                                    PERCENT                MAIN PRODUCT
COMPANY                          OF NET ASSETS             OR SERVICE
Cisco Systems                         4.4%                 Computer networking
Microsoft                             2.8                  Computer software
MCI WorldCom                          2.7                  Telecommunications
General Electric                      2.6                  Capital Goods/Finance
Tyco International                    2.6                  Capital Goods
Hispanic Broadcasting                 2.5                  Media
Interpublic Group                     2.5                  Advertising agency
Clear Channel Comm.                   2.4                  Media
AES                                   2.4                  Global Utility
Lucent Technologies                   2.4                  Telecom equipment

*Holdings disclosed as a percentage of SR&F Growth Investor Portfolio.


--------------------------------------------------------------------------------
                              PORTFOLIO STATISTICS

                                                  GROWTH
                                            INVESTOR PORTFOLIO     S&P 500 INDEX
--------------------------------------------------------------------------------
Number of Equities                                   58                   500
Dollar-Weighted
  Median Market Capitalization (Billions)           $27                   $65


Pie Chart:

--------------------------------------------------------------------------------
                            ECONOMIC SECTOR BREAKDOWN

                                        Growth Investor Portfolio  S&P 500 Index
Technology/Telecom                      35%                        26%
Media/Leisure/Retailers/Restaurants*    21%                        12%
Health Care/Food/Household
   Products & Services**                15%                        19%
Financial                               12%                        14%
Utilities                                9%                        11%
Industrial                               7%                         8%
Energy/Basic Materials                   1%                        10%

*  Consumer cyclicals
** Consumer non-cyclicals

SR&F Growth Investor Portfolio
----------------------------------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1999
(All amounts in thousands)
                                                                                  NUMBER            MARKET
COMMON STOCKS (96.5%)                                                          OF SHARES             VALUE
----------------------------------------------------------------------------------------------------------
ADVERTISING (2.5%)
Interpublic Group Cos., Inc.
   (Owns and operates advertising agencies)............................              600          $ 24,675

BANKS (0.9%)
Texas Regional Bancshares, Class A
   (Commercial bank operating in the Rio Grande Valley of Texas).......              375             9,281

COMMERCIAL SERVICES (1.6%)
Paychex, Inc.
   (Provides computerized payroll accounting services to businesses)...              450            15,356

COMPUTER SOFTWARE AND SERVICES (17.3%)
America Online, Inc. (a)
   (Internet service provider).........................................              200            20,800
Cisco Systems, Inc. (a)
   (Produces, markets and supports multiprotocol internetworking
      systems).........................................................              633            43,400
EMC Corp. (a)
   (Provides enterprise storage systems, software, networks, and services)           300            21,431
Equant NV-NY Registered Shares (a)
   (Operates data network systems to multinational businesses).........              200            16,275
Inktomi Corp. (a)
   (Develops and markets scalable software applications)...............              100            12,003
Intuit, Inc.
   (Develops and markets software products and related services).......              175            15,340
Microsoft Corp. (a)
   (Manufactures computer and software products and operating systems).              300            27,169
Sun Microsystems, Inc. (a)
   (Supplies network computing products)...............................              150            13,950
                                                                                                  --------
                                                                                                   170,368
CONSUMER PRODUCTS (1.7%)
 Procter & Gamble Co.
   (Produces personal-care products, pharmaceuticals, food and beverages)            175            16,406

DISTRIBUTION - RETAIL (5.5%)
Hasbro, Inc.
   (Manufactures and sells children's toys)............................              700            15,006
Mattel, Inc.
   (Designs, manufactures and markets children's toys).................            1,000            19,000
Walgreen Co.
   (Large retail drugstore chain)......................................              800            20,300
                                                                                                  --------
                                                                                                    54,306
ELECTRICAL EQUIPMENT (2.6%)
General Electric Co.
   (Appliances, broadcasting, communications and transportation).......              220            26,084

ELECTRICAL GENERATION (3.3%)
AES Corp. (a)
   (Provider of electricity to U.S. and international customers).......              400            23,600
Calpine Corp. (a)
   (Provider and seller of electricity and thermal energy in the U.S.).              100             8,506
                                                                                                  --------
                                                                                                    32,106

                                       8

SR&F Growth Investor Portfolio Continued
----------------------------------------------------------------------------------------------------------
                                                                                  NUMBER            MARKET
                                                                               OF SHARES             VALUE
----------------------------------------------------------------------------------------------------------
ENTERTAINMENT (3.2%)
Cedar Fair L.P.
   (Owns and operates amusement theme parks)...........................              315           $ 6,536
Time Warner, Inc.
   (Media and entertainment company)...................................              200            12,150
Walt Disney
   (Operates theme parks and resorts, and produces motion pictures)....              500            12,938
                                                                                                  --------
                                                                                                    31,624
FINANCIAL SERVICES (11.5%)
Alliance Capital Management L.P.
   (Provides investment services to pension funds, endowments, insurance
      companies, banks and individual investors).......................              350             9,603
American International Group, Inc.
   (Provides financial services and insurance to U.S. and
      international companies).........................................              188            16,301
Citigroup, Inc.
   (Provider of financial services to consumers and corporations)......              525            23,100
Fannie Mae
   (Buys and holds mortgages, and issues and sells mortgage-backed
      securities)......................................................              275            17,239
Freddie Mac
   (Purchases mortgages from lenders and resells in pools or packages).              325            16,900
The Goldman Sachs Group, Inc.
   (Provides global investment banking, trading and asset management
      services)........................................................              165            10,034
Household International, Inc.
   (Provides financial and banking services)...........................              500            20,063
                                                                                                  --------
                                                                                                   113,240
FOOD AND BEVERAGE (2.9%)
Coca-Cola Co.
   (Producer and distributor of soft drink products)...................              350            16,822
Wm. Wrigley Jr. Co.
   (Manufactures chewing gum)..........................................              175            12,042
                                                                                                  --------
                                                                                                    28,864
HEALTH CARE (4.7%)
American Home Products Corp.
   (Discovers, develops, manufactures, distributes and sells health
      care products)...................................................              270            11,205
IMS Health, Inc.
   (Provides information system solutions to pharmaceutical and healthcare
      industries)......................................................              500            11,406
Johnson & Johnson
   (Manufactures and markets a broad range of health care and other
      products)........................................................              200            18,375
Orthodontic Centers of America (a)
   (Provides management and consulting services to orthodontic practices)            325             5,687
                                                                                                  --------
                                                                                                    46,673
MACHINERY (0.1%)
McDermott International
   (Manufacturer of steam generating and environmental machinery)......               19               385

MEDICAL - INSTRUMENTS (1.4%)
Medtronic
   (Manufactures various cardiovascular medical instruments)...........              400            14,200


                                       9

SR&F Growth Investor Portfolio Continued
----------------------------------------------------------------------------------------------------------
                                                                                  NUMBER            MARKET
                                                                               OF SHARES             VALUE
----------------------------------------------------------------------------------------------------------
MEDICAL - PHARMACEUTICAL (3.7%)
Pfizer, Inc.
   (Researches and provides global health care products)...............              600          $ 21,563
Watson Pharmaceuticals (a)
   (Develops, produces, markets and distributes pharmaceutical products)             500            15,281
                                                                                                  --------
                                                                                                    36,844
PUBLISHING, BROADCASTING AND MEDIA (6.8%)
AT&T Liberty Media A
   (Holds interests in globally branded entertainment networks)........              500            18,563
Clear Channel Communications (a)
   (Owns, operates and manages radio and television stations)..........              300            23,962
Hispanic Broadcasting, Class A (a)
   (Spanish language radio broadcasting company).......................              325            24,741
                                                                                                  --------
                                                                                                    67,266
RESTAURANT (2.3%)
McDonald's Corp.
   (Develops, licenses, leases and services a worldwide system of
      restaurants).....................................................              525            22,575

SECURITY SYSTEMS (2.6%)
Tyco International Ltd.
   (Develops and manufactures various security systems and products)...              250            25,813

SEMICONDUCTORS (3.9%)
Atmel Corp. (a)
   (Produces and sells non-volatile memory and logic integrated circuits
      and related products)............................................              300            10,144
Maxim Integrated Products (a)
   (Develops, manufactures and markets integrated circuits)............              300            18,928
KLA-Tencor Corp. (a)
   (Manufactures monitoring systems for semiconductor industry)........              150             9,750
                                                                                                  --------
                                                                                                    38,822
SPECIALTY CHEMICALS (1.5%)
Minerals Technologies, Inc.
   (Develops, produces and markets specialty minerals, mineral-based and
      synthetic mineral products)......................................              300            14,569

TELECOMMUNICATIONS (7.8%)
American Tower, Class A (a)
   (Operator of wireless telecommunication towers).....................              500             9,781
Global Telesystems Group, Inc. (a)
   (Provider of broadband, internet, international and domestic long
      distance services)...............................................              590            11,634
Level 3 Communications, Inc. (a)
   (Provider of local and long distance information and data transmission
      services)........................................................              220            11,488
MCI WorldCom, Inc. (a)
   (Provides facilities-based and fully integrated local, long distance,
      international and Internet services).............................              375            26,953
Qwest Communications International (a)
   (Provides communication services to interexchange carriers, businesses
      and consumers)...................................................              583            17,236
                                                                                                  --------
                                                                                                    77,092

                                       10

SR&F Growth Investor Portfolio Continued
----------------------------------------------------------------------------------------------------------
                                                                                  NUMBER            MARKET
                                                                               OF SHARES             VALUE
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT (6.0%)
Foundry Networks, Inc. (a)
   (Manufactures networking products for enterprises and Internet service
      providers).......................................................               40           $ 5,040
Loral Space & Communications (a)
   (High technology company concentrated on satellite manufacturing and
      satellite-based communication services)..........................              600            10,313
Lucent Technologies, Inc.
   (Produces public and private networks, communication systems and
      software)........................................................              360            23,355
Tellabs, Inc. (a)
   (Designs, assembles, markets and services voice and data
      networking products).............................................              350            19,928
                                                                                                  --------
                                                                                                    58,636
TRAVEL SERVICES (2.7%)
Sabre Group Holdings Corp. (a)
   (Provider of a travel reservation system)...........................              250            10,750
Royal Caribbean Cruises Ltd.
   (Operator and owner of a fleet of global cruise vessels)............              360            16,200
                                                                                                  --------
                                                                                                    26,950
                                                                                                  --------
TOTAL COMMON STOCKS (Cost $710,083)....................................                            952,135
                                                                                                  --------
----------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL
SHORT TERM OBLIGATION (0.1%)                                                     AMOUNT
----------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.1%)
Associates Corp. of North America 5.600% 10/01/99......................          $ 1,010             1,010
                                                                                                  --------
TOTAL SHORT-TERM OBLIGATIONS
   (Cost $1,010).......................................................                              1,010
                                                                                                  --------
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (96.6%)
   (Cost $711,093) (b).................................................                            953,145

OTHER ASSETS, LESS LIABILITIES (3.4%)..................................                             33,695
                                                                                                  --------
NET ASSETS (100.0%)....................................................                           $986,840
                                                                                                  ========

----------------------------------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
----------------------------------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) At September 30, 1999, the cost of investments for federal income tax purposes was $711,829. Net unrealized appreciation was $241,316, consisting of gross unrealized appreciation of $282,757 and gross unrealized depreciation of $41,441.

See accompanying Notes to Financial Statements.

                                       11

SR&F Growth Investor Portfolio
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
September 30, 1999
(All amounts in thousands)

ASSETS
Investments, at market value (cost $711,093).....................     $  953,145
Cash.............................................................              2
Receivable for fund shares sold..................................         71,707
Dividends receivable.............................................            431
                                                                      ----------
   Total Assets..................................................      1,025,285
                                                                      ----------
LIABILITIES
Payable for investments purchased................................         37,927
Payable to Advisor...............................................            492
Other liabilities................................................             26
                                                                      ----------
   Total Liabilities.............................................         38,445
                                                                      ----------
   Net Assets applicable to investors' beneficial interest.......     $  986,840
                                                                      ==========

See accompanying Notes to Financial Statements.

SR&F Growth Investor Portfolio
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended September 30, 1999
(All amounts in thousands)

INVESTMENT INCOME
Dividends........................................................        $ 5,808
Interest.........................................................          1,827
                                                                        --------
   Total investment income.......................................          7,635
                                                                        --------
EXPENSES
Management fees..................................................          5,416
Accounting fees..................................................             47
Transfer agent fees..............................................              6
Custodian fees...................................................             26
Other fees.......................................................             18
                                                                        --------
   Total expenses................................................          5,513
                                                                        --------
   Net investment income.........................................          2,122
                                                                        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments.................................            944
Net change in unrealized appreciation or depreciation
  on investments.................................................        169,408
                                                                        --------
   Net gain on investments.......................................        170,352
                                                                        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............       $172,474
                                                                        ========

See accompanying Notes to Financial Statements.

SR&F Growth Investor Portfolio
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
(All amounts in thousands)

                                                                YEARS ENDED
                                                               SEPTEMBER 30,
                                                             1999          1998
                                                        ---------     ---------
OPERATIONS
Net investment income.............................        $ 2,122       $ 2,659
Net realized gain on investments..................            944        12,629
Net change in unrealized appreciation or depreciation
   on investments.................................        169,408       (30,644)
                                                         --------      --------
   Net increase (decrease) in net assets resulting
     from operations..............................        172,474       (15,356)
                                                         --------      --------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions.....................................        274,918       389,527
Withdrawals.......................................       (183,222)     (127,041)
                                                         --------      --------
   Net increase from transactions in investors'
     beneficial interest..........................         91,696       262,486
                                                         --------      --------
   Net increase in net assets.....................        264,170       247,130
NET ASSETS
Beginning of year.................................        722,670       475,540
                                                         --------      --------
End of year.......................................       $986,840      $722,670
                                                         ========      ========

See accompanying Notes to Financial Statements.

Stein Roe Growth Investor Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
September 30, 1999
(All amounts in thousands, except per-share data)

ASSETS
Investment in SR&F Growth Investor Portfolio, at value ..........       $11,290
Receivable for fund shares sold..................................            47
Cash.............................................................            10
Other assets.....................................................             2
                                                                        -------
   Total Assets..................................................        11,349
                                                                        -------
LIABILITIES
Other liabilities................................................            20
                                                                        -------
   Net Assets....................................................       $11,329
                                                                        =======
ANALYSIS OF NET ASSETS
Paid-in capital..................................................       $12,128
Accumulated net realized loss on investments.....................        (1,265)
Net unrealized appreciation on investments.......................           466
                                                                        -------
   Net Assets....................................................       $11,329
                                                                        =======
Shares outstanding (unlimited number authorized).................         1,199
                                                                        =======
Net asset value per share........................................       $  9.45
                                                                        =======

See accompanying Notes to Financial Statements.

Stein Roe Growth Investor Fund
--------------------------------------------------------------------------------
Statement of Operations
For the Period Ended September 30, 1999(a)
(All amounts in thousands)


INVESTMENT INCOME
Dividends allocated from SR&F Growth Investor Portfolio..........       $    22
Interest allocated from SR&F Growth Investor Portfolio...........             7
                                                                        -------
   Total investment income.......................................            29
                                                                        -------
EXPENSES
Expenses allocated from SR&F Growth Investor Portfolio...........            22
Transfer agent fees..............................................            13
Administrative fees..............................................             5
Accounting fees..................................................            13
SEC and state registration fees..................................             5
Trustees' fees...................................................             5
Legal and audit fees.............................................             7
Printing and postage.............................................             9
Other expenses...................................................            11
                                                                        -------
   Total expenses................................................            90
Reimbursement of expense by Advisor..............................           (48)
                                                                        -------
   Net expenses..................................................            42
                                                                        -------
   Net investment loss...........................................           (13)
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM
   SR&F GROWTH INVESTOR PORTFOLIO
Net realized loss on investments ................................        (1,265)
Net change in unrealized appreciation or depreciation
   on investments................................................           466
                                                                        -------
   Net loss on investments.......................................          (799)
                                                                        -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.............       $  (812)
                                                                        =======

(a)  From commencement of operations on March 31, 1999.

See accompanying Notes to Financial Statements.

Stein Roe Growth Investor Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
(All amounts in thousands)

                                                                    PERIOD ENDED
                                                                   SEPTEMBER 30,
                                                                         1999(A)
                                                                   -------------
OPERATIONS
Net investment loss..............................................        $  (13)
Net realized loss on investments.................................        (1,265)
Net change in unrealized appreciation or depreciation on investments
   allocated from SR&F Growth Investor Portfolio.................           466
                                                                        -------
Net decrease in net assets resulting from operations.............          (812)
                                                                        -------
SHARE TRANSACTIONS
Subscriptions to fund shares.....................................        13,533
Value of distributions reinvested................................            --
Redemptions of fund shares.......................................        (1,392)
                                                                        -------
   Net increase from share transactions..........................        12,141
                                                                        -------
   Net increase in net assets....................................        11,329

NET ASSETS
Beginning of period..............................................           --
                                                                        -------
End of period....................................................       $11,329
                                                                        =======
Accumulated Net Investment Income at End of Period...............         $  --
                                                                        =======
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares.....................................         1,337
Redemptions of fund shares.......................................          (138)
                                                                        -------
   Net increase in fund shares...................................         1,199
Shares outstanding at beginning of period........................            --
                                                                        -------
Shares outstanding at end of period..............................         1,199
                                                                        =======

(a)  From commencement of operations on March 31, 1999.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts in thousands)

NOTE 1. ORGANIZATION

Stein Roe Growth Investor Fund (the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust, (the "Trust"), formerly Stein Roe Investment Trust, an open-end management invest ment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth Investor Portfolio (the "Portfolio"), which seeks to achieve long-term capital appreciation by investing primarily in common stocks and other equity-type securities that are believed to have long-term appreciation potential.

   The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations February 3, 1997. At commencement, the Fund contributed $25 in securities and other assets in exchange for a beneficial ownership of the Portfolio. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At September 30, 1999, Stein Roe Growth Investor Fund owned 1.1% of the Portfolio.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Fund and the Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

SECURITY VALUATIONS
Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income

Notes to Financial Statements continued
--------------------------------------------------------------------------------

securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and makes distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

DISTRIBUTION TO SHAREHOLDERS
The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.


NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment advisor and administrator.

   The management fee for the Portfolio is computed at an annual rate of 0.60% of the Portfolio's average daily net assets up to $500 million, 0.55% of the next $500 million and 0.50% thereafter.

   The administrative fee for the Fund is computed at an annual rate of 0.20% of the Fund's average daily net assets up to $500 million, 0.15% of the next $500 million, and 0.125% thereafter.

   The Advisor also provides fund accounting services.

   The Advisor has agreed to reimburse the Fund for operating expense to the extent that annual expenses exceed 1.10% of the Fund's average daily net assets. The expense limitation expires on January 31, 2001.

   Transfer agent fees are paid to SteinRoe Services, Inc., a direct, wholly-owned subsidiary of Liberty.

   Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid to any trustee or officer of the Trust who is affiliated with the Advisor.

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 4. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Fund and the Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the period ended September 30, 1999.

NOTE 5. INVESTMENT TRANSACTIONS
The Portfolio's aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended September 30, 1999, were $548,233 and $422,350, respectively.

NOTE 6. SUBSEQUENT EVENT
As of November 19, 1999, Stein Roe Growth Investor Fund was redesignated Stein Roe Growth Investor Fund, Class S. On October 31, 1999 the Fund was closed to new investors, as described in the Fund's prospectus. On December 1, 1999 the Fund will begin to offer Class A, Class B, Class C and Class Z shares. Each share class has its own sales charge and expense structure.

CHANGE IN INDEPENDENT ACCOUNTANTS
Based on the recommendation of the Audit Committee of the Stein Roe Growth Investor Fund and SR&F Growth Investor Portfolio, on August 3, 1999 the Board of Trustees determined not to retain Arthur Andersen LLP as the Fund's and the Portfolio's independent accountant and voted to appoint PricewaterhouseCoopers LLP for the period ended September 30, 1999. During the two most recent fiscal years, Arthur Andersen LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle for the Portfolio. There were no disagreements in accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make reference to the disagreement in its report on the financial statements for such years.

Financial Highlights
--------------------------------------------------------------------------------
Stein Roe Growth Investor Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.


                                                                   PERIOD ENDED
                                                                  SEPTEMBER 30,
                                                                         1999(A)
                                                                  -------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................      $ 10.00
                                                                        -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss (b)........................................       (0.02)
    Net realized and unrealized loss on investments allocated
      from SR&F Growth Investor Portfolio.........................       (0.53)
                                                                        -------
     Total from investment operations.............................       (0.55)
                                                                        -------
NET ASSET VALUE, END OF PERIOD....................................      $  9.45
                                                                        =======
Ratio of net expenses to average net assets (c)...................      1.10%(d)
Ratio of net investment loss to average net assets (e)............    (0.34%)(d)
Total return (e)..................................................    (5.50%)(f)
Net assets, end of period (000's).................................      $11,329


(a)  From commencement of operations on March 31, 1999

(b) Per share data was calculated using average shares outstanding during the period.

(c) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 2.34% (annualized).

(d)  Annualized.

(e)  Computed giving effect to the Advisor's expense limitation undertaking.

(f)  Not annualized.



--------------------------------------------------------------------------------
SR&F Growth Investor Portfolio

                                                                              PERIOD ENDED
                                                  YEARS ENDED SEPTEMBER 30,  SEPTEMBER 30,
                                                          1999         1998        1997 (A)
                                                   ----------- ------------   ------------
Ratio of net expenses to average net assets.             0.59%        0.62%        0.63%(b)
Ratio of net investment income to average net assets     0.25%        0.42%        0.54%(b)
Portfolio turnover rate.....................               45%          45%          38%

(a)  From commencement of operations on February 3, 1997.

(b)  Annualized.

Report of Independent Accountants
--------------------------------------------------------------------------------
To the Trustees and Shareholders of
Liberty-Stein Roe Funds
Investment Trust
Stein Roe Growth Investor Fund
SR&F Base Trust
SR&F Growth Investor Portfolio


In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Growth Investor Fund (the "Fund") (a series of Liberty-Stein Roe Funds Investment Trust, formerly Stein Roe Investment Trust) and SR&F Growth Investor Portfolio (the "Portfolio") (a series of SR&F Base Trust) at September 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period then ended for the Portfolio and for the period from March 31, 1999 (commencement of operations) to September 30, 1999 for the Fund, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's and the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at September 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of the Portfolio for periods prior to October 1, 1998 were audited by other independent accountants whose report dated November 16, 1998 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 1999

A Guide to SteinRoe Services
--------------------------------------------------------------------------------

We encourage you to take advantage of our free shareholder services. If you would like additional information about how to establish or use a Stein Roe service, just call us at 800-338-2550.

PURCHASES
In addition to sending us a check or wire to purchase additional fund shares, you can take advantage of these convenient automatic services:

  o Automatic Investment Plan -- Make regular investments ($50 minimum) in your Stein Roe account directly from your bank checking account. You select monthly, quarterly, semiannual or annual purchases.

  o Special Investments -- Purchase shares by telephone and pay for them by electronic transfer from your bank checking account.


EXCHANGES

  o Telephone Exchange -- Call us to exchange $50 or more from your existing account in one Stein Roe fund to an identically registered existing account in another Stein Roe fund. You receive this service when you open a Stein Roe fund account, unless you elect not to.*

  o Automatic Exchange -- Stein Roe will regularly exchange shares from your account in one Stein Roe fund to your account in another. You select twice-monthly, monthly, quarterly, semiannual or annual exchanges.


REDEMPTIONS

  o Telephone Redemption by Check -- Call to redeem $1,000 or more from your account. A check will be sent to your registered address. You automatically receive this service when you open a Stein Roe account, unless you elect not to.

  o Telephone Redemption by Wire -- Redeem shares by phone from your account ($1,000 minimum) and wire the proceeds to your bank checking account. A small fee for wiring proceeds will be deducted from the amount wired.

  o Special Redemption Option -- If you do not want to pre-schedule your redemptions, you can redeem shares by telephone ($50 minimum/ $100,000 maximum) and have the proceeds sent directly to your bank checking account.

  o Automatic Redemption Plan -- Redeem either a fixed dollar or share amount, or a fixed percentage of your account automatically on a schedule you establish. You select monthly, quarterly, semiannual or annual withdrawals ($50 minimum/ $100,000 maximum), and the proceeds are sent either to your bank checking account or to an address you specify.

  o Money Market Fund Check Writing -- Write checks for $50 or more on your money market fund account.

* Stein Roe reserves the right to discontinue or modify the exchange privilege, and certain restrictions apply. Please refer to your prospectus for details.

DISTRIBUTIONS
Most investors like to reinvest their dividends and capital gains distributions and put them back to work. If, however, you do not want them reinvested, consider these alternatives:


  o Dividend Purchase Option -- Use the distributions from one Stein Roe fund account ($25 minimum) to automatically purchase shares of another Stein Roe fund.

  o Automatic Dividend Deposit -- Instead of receiving your dividends by check, your distributions are deposited automatically into your bank checking account.

RECORDKEEPING

  o Summary of Investments -- Consolidates quarterly transaction and investment information for any or all of your household's Stein Roe accounts on one easy-to-read statement. At year end, Stein Roe provides a complete summary of all account activity for the year.

Stein Roe Investment Trust
--------------------------------------------------------------------------------
TRUSTEES
John A. Bacon, Jr.
Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Vice President-Corporate Development, General
  Counsel and Secretary, Kellogg Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners


OFFICERS
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Assistant Secretary
Timothy Jacoby, Senior Vice President
Christine Balzano, Vice President
David Brady, Vice President
Daniel Cantor, Vice President
J. Kevin Connaughton, Vice President, Treasurer
William Garrison, Vice President
Erik Gustafson, Vice President
Harvey Hirschhorn, Vice President
Gail D. Knudsen, Vice President, Controller
Lynn C. Maddox, Vice President
Mary D. McKenzie, Vice President
Art McQueen, Vice President
Nicholas Norton, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Heidi J. Walter, Vice President, Secretary
Michael Fisher, Assistant Treasurer

AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
PricewaterhouseCoopers LLP
Independent Accountants

--------------------------------------------------------------------------------
THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Midcap Growth Fund
Large Company Focus Fund
Capital Opportunities Fund
International Fund
Small Company Growth Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

                         Liberty Funds Distributor, Inc.

                                                                     GW11A 11/99